$1,943,000,000




                      CHARTER COMMUNICATIONS HOLDINGS, LLC

               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION



                          9.625% SENIOR NOTES DUE 2009

                          10.000% SENIOR NOTES DUE 2011

                     11.750% SENIOR DISCOUNT NOTES DUE 2011




                               PURCHASE AGREEMENT




                               Dated May 10, 2001

                                                                    May 10, 2001

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
JP Morgan, a Division of Chase Securities Inc.
Credit Lyonnais Securities (USA) Inc.
Fleet Securities, Inc.
BMO Nesbitt Burns Corp.
Dresdner Kleinwort Wasserstein Securities LLC

    c/o Goldman, Sachs & Co.
    85 Broad Street
    New York, New York 10004

    Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036

Ladies and Gentlemen:

               Charter Communications Holdings, LLC, a Delaware limited liability company (the "Company"), and Charter Communications Holdings Capital Corporation, a Delaware corporation ("Charter Capital" and, together with the Company, the "Issuers"), propose, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") (i) an aggregate of $350,000,000 principal amount of 9.625% Senior Notes due 2009 (the "Eight-Year Senior Notes"), (ii) an aggregate of $575,000,000 principal amount of 10.000% Senior Notes due 2011 (the "Ten-Year Senior Notes") and (iii) an aggregate of $1,018,000,000 principal amount at maturity ($575,190,360 gross proceeds) of 11.750% Senior Discount Notes due 2011 (the "Senior Discount Notes" and, together with the Eight-Year Senior Notes and the Ten-Year Senior Notes, the "Securities").

               It is understood and agreed that Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are joint book-runners and joint lead managers for the offering of the Securities and any determinations or other actions to be made under this Agreement by you or the Representatives shall require the concurrence of both Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated.

               1. The Issuers represent and warrant to, and agree with, each of the Purchasers that:

               (a) An offering memorandum, dated May 10, 2001 (the "Offering Memorandum"), has been prepared in connection with the offering of the Securities. The Offering Memorandum and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Purchasers furnished in writing to the Issuers by a Purchaser through Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated expressly for use therein;

               (b) None of the Issuers or any of their subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the capital stock or limited liability company interests or long-term debt of the Issuers or any of their subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, members' or stockholders' equity, or results of operations of the Issuers and their subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum;

               (c) Each of the Issuers and their subsidiaries has good and marketable title in fee simple to all real property and good and valid title to all personal property owned by it reflected as owned in the financial statements or elsewhere in the Offering Memorandum, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuers and their subsidiaries; and any real property and buildings held under lease by the Issuers and their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Issuers and their subsidiaries;

               (d) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and Charter Capital has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; each of the Issuers has power and authority to own its properties and conduct its business as described in the Offering Memorandum and to execute, deliver and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, and is not subject to liability or disability by reason of the failure to be so qualified in any such jurisdiction, except such as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, members' or stockholders' equity or results of operations of the Issuers and their subsidiaries taken as a whole (a "Material Adverse Effect"); each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each a "Significant Subsidiary") has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation; and Charter Capital has no subsidiaries;

               (e) All of the outstanding ownership interests of the Issuers have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the outstanding capital stock or limited liability company interests, as the case may be, of Charter Capital and each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise set forth in the Offering Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (f) The Eight-Year Senior Notes have been duly authorized and, when executed by the Issuers and authenticated by the Trustee (as defined) in accordance with the provisions of the Eight-Year Senior
         Note Indenture (as defined) and when delivered to, and paid for, by the Purchasers in accordance with the terms of this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers entitled to the benefits provided by the indenture to be dated as of May 15, 2001 (the "Eight-Year Senior Note Indenture") between the Issuers and BNY Midwest Trust Company, as trustee (the "Trustee"), under which they are to be issued and enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (g) The Ten-Year Senior Notes have been duly authorized and, when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of the Ten-Year Senior Note Indenture (as defined) and when delivered to, and paid for, by the Purchasers in accordance with the terms of this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers entitled to the benefits provided by the indenture to be dated as of May 15, 2001 (the "Ten-Year Senior Note Indenture") between the Issuers and the Trustee, under which they are to be issued and enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (h) The Senior Discount Notes have been duly authorized and, when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of the Senior Discount Note Indenture (as defined) and when delivered to, and paid for, by the Purchasers in accordance with the terms of this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers entitled to the benefits provided by the indenture to be dated as of May 15, 2001 (the "Senior Discount Note Indenture" and, together with the Eight-Year Senior Note Indenture and the Ten-Year Senior Note Indenture, the "Indentures") between the Issuers and the Trustee, under which they are to be issued and enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities will conform to the descriptions thereof in the Offering Memorandum and will be in substantially the form previously delivered to you;

               (i) The Indentures have been duly authorized and, when executed and delivered by the Issuers (and assuming the due execution and delivery thereof by the Trustee), the Indentures will constitute valid and legally binding instruments, enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indentures meet the requirements for qualification under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and the Indentures will conform in all material respects to the descriptions thereof in the Offering Memorandum;

               (j) The exchange and registration rights agreements to be entered into between the Issuers and the Purchasers relating to the Securities, substantially in the form of Exhibits A, B and C hereto (the "Registration Rights Agreements"), have been duly authorized by the Issuers, and when executed and delivered by the Issuers (assuming the due execution and delivery thereof by the Purchasers), will constitute valid and legally binding instruments, enforceable against the Issuers in accordance with their terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization and other laws of general applicability relating to creditors' rights and (ii) general principles of equity, and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations; and the Registration Rights Agreements will conform in all material respects to the descriptions thereof in the Offering Memorandum;

               (k) The Exchange Notes (as defined in each of the Registration Rights Agreements) have been duly authorized by the Issuers and, when executed, authenticated, issued and delivered in accordance with the Indentures and the Registration Rights Agreements (assuming the due authorization, execution and delivery of the Indentures by the Trustee), will constitute valid and legally binding instruments, entitled to the benefits provided by the Indentures under which they are to be issued, and enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Exchange Notes will conform in all material respects to the descriptions thereof in the Offering Memorandum;

               (l) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934 (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

               (m) Prior to the date hereof, none of the Issuers or any of their affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuers in connection with the offering of the Securities;

               (n) The issue and sale of the Securities and the compliance by the Issuers with all of the provisions of the Securities, the Indentures, the Registration Rights Agreements and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which the Issuers or any of their subsidiaries is a party or by which the Issuers or any of their subsidiaries is bound or to which any of the property or assets of the Issuers or any of their subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuers, any of the Issuers' subsidiaries or any of their properties, including, without limitation, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, the Cable Television Consumer Protection and Competition Act of 1992, as amended, and the Telecommunications Act of 1996 (collectively, the "Cable Acts") or any order, rule or regulation of the Federal Communications Commission (the "FCC"), except where such conflicts, breaches, violations or defaults would not, individually and in the aggregate, have a Material Adverse Effect and would not have the effect of preventing the Issuers from performing any of their respective obligations under this Agreement; nor will such action result in any violation of the certificate of formation or limited liability company agreement of the Company or the certificate of incorporation or bylaws of Charter Capital; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, including, without limitation, under the Cable Acts or any order, rule or regulation of the FCC, for the issue and sale of the Securities or the consummation by the Issuers of the transactions contemplated by this Agreement, the Indentures or the Registration Rights Agreements, except such consents, approvals, authorizations, registrations or qualifications as have been made or except as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers and except such as will be made in the case of the Registration Rights Agreements or such as may be required by the National Association of Securities Dealers, Inc. ("NASD");

               (o) None of the Issuers or any of their subsidiaries is (i) in violation of its certificate of incorporation, bylaws, certificate of formation, limited liability company agreement or other organizational document, as the case may be, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of the terms of any franchise agreement, or any law, statute, rule or regulation or any judgment, decree or order, in any such case, of any court or governmental or regulatory agency or other body having jurisdiction over the Issuers, any of the Issuers' subsidiaries or any of their properties or assets, including, without limitation, the Cable Acts or any order, rule or regulation of the FCC, except, in the case of clauses (ii) and (iii), such as would not, individually and in the aggregate, have a Material Adverse Effect;

               (p) The statements set forth in the Offering Memorandum under the captions "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities, under the captions "Risk Factors," "Business," "Regulation and Legislation," "Management," "Certain Relationships and Related Transactions," "Description of Certain Indebtedness," and "United States Federal Income Tax Considerations," insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein, are accurate in all material respects;

               (q) Other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings (including, without limitation, by the FCC or any franchising authority) pending to which the Issuers or any of their subsidiaries is a party or of which any property of the Issuers or any of their subsidiaries is the subject which, if determined adversely to the Issuers or any of their subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best knowledge of the Issuers and except as disclosed in the Offering Memorandum, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (r) Each of the Issuers and their subsidiaries carries insurance (including self-insurance) in such amounts and covering such risks as in the reasonable determination of the Issuers is adequate for the conduct of its business and the value of its properties;

               (s) Except as set forth in the Offering Memorandum, there is no strike, labor dispute, slowdown or work stoppage with the employees of any of the Issuers or their subsidiaries which is pending or, to the best knowledge of the Issuers, threatened which would, individually or in the aggregate, have a Material Adverse Effect;

               (t) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the United States Securities Act of 1933, as amended, (the "Act") as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

               (u) The Issuers are subject to Section 15(d) of the Exchange Act;

               (v) Neither Issuer is, or after giving effect to the offering and sale of the Securities will be, an "investment company" or any entity "controlled" by an "investment company" as such terms are defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

               (w) None of the Issuers or any of their subsidiaries, or any person acting on their behalf (other than the Purchasers, as to whom the Issuers and their subsidiaries make no representation) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Issuers, any affiliate of the Issuers and any person acting on their behalf (other than the Purchasers, as to whom the Issuers and their affiliates make no representation) has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

               (x) Within the preceding six months, none of the Issuers or any other person acting on behalf of the Issuers has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Issuers will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Issuers, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Issuers by Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

               (y) The audited consolidated financial statements (including the notes thereto) included in the Offering Memorandum present fairly in all material respects the respective consolidated financial positions, results of operations and cash flows of the entities to which they relate at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis. The summary and selected financial data in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein;

               (z) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Offering Memorandum (i) comply as to form - in all material respects with the applicable requirements of Regulation S-X for Form S-3 promulgated under the Exchange Act, and (ii) have been properly computed on the -- bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Offering Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein;

               (aa) Each of the firms who has certified financial statements included in the Offering Memorandum are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder, based upon representations by such firms to us;

               (bb) The Issuers and their subsidiaries own or possess, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names and copyrights (collectively, "Intellectual Property") necessary to conduct the business now or proposed to be operated by each of them as described in the Offering Memorandum, except where the failure to own, possess or have the ability to acquire any Intellectual Property would not, individually and in the aggregate, have a Material Adverse Effect; and none of the Issuers or any of their subsidiaries has received any notice of infringement of or conflict with (and none actually knows of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which, if any such assertion of infringement or conflict were sustained would, individually or in the aggregate, have a Material Adverse Effect;

               (cc) Except as described in the Offering Memorandum, the Issuers and their subsidiaries have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with, all governmental and regulatory authorities (including, without limitation, the FCC), all self-regulatory organizations and all courts and other tribunals legally necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Offering Memorandum, except to the extent that the failure to so obtain or file would not, individually or in the aggregate, have a Material Adverse Effect;

               (dd) The Issuers and their subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to be filed as of the date hereof, except where the failure to so file such returns would not, individually and in the aggregate, have a Material Adverse Effect, and have paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against the Issuers or any of their subsidiaries that could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

               (ee) The Issuers and their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that

         (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

               (ff) Each of the franchises held by the Issuers and their subsidiaries that are material to the Issuers and their subsidiaries, taken as a whole, is in full force and effect, with no material restrictions or qualifications; and to the best knowledge of the Issuers, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any such franchises, assuming the filing of timely renewal applications and the timely payment of all applicable filing and regulatory fees to the applicable franchising authority, or which might result, individually or in the aggregate, in any other material impairment of the rights of the Issuers and their subsidiaries in the franchises. Except as described in the Offering Memorandum, the Issuers have no reason to believe that any franchise that is required for the operation of the Issuers and their subsidiaries will not be renewed in the ordinary course; and

               (gg) The Issuers and their subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually and in the aggregate, have a Material Adverse Effect.

               2. (a) Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 98.00% of the principal amount thereof, plus accrued interest, if any, from May 15, 2001 to the Time of Delivery hereunder, the principal amount of the Eight-Year Senior Notes set forth opposite the name of such Purchaser in Schedule I hereto.

                  (b) Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 98.00% of the principal amount thereof, plus accrued interest, if any, from May 15, 2001 to the Time of Delivery hereunder, the principal amount of the Ten-Year Senior Notes set forth opposite the name of such Purchaser in Schedule I hereto.

                  (c) Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 97.75% of the initial accreted value thereof, plus accretion, if any, from May 15, 2001 to the Time of Delivery hereunder, the principal amount at maturity of Senior Discount Notes set forth opposite the name of such Purchaser in Schedule I hereto.

                  (d) The Purchasers agree to apply $243,056 as a credit against the aggregate underwriting discount of $31,441,783 that the Purchasers would otherwise receive pursuant to the foregoing paragraphs (a), (b) and (c). Accordingly, the aggregate purchase price for the Notes payable by the Purchasers to the Issuers shall be $1,468,991,632.

               3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Memorandum and each Purchaser hereby represents and warrants to, and agrees with the Issuers that:

               (a) It will offer and sell the Securities only: (i) to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

               (b) It is a QIB; and

               (c) It has not offered and will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

               4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by definitive global Securities in book-entry form which will be deposited by or on behalf of the Issuers with The Depository Trust Company ("DTC") or its designated custodian. The Issuers will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer of same day funds wired in accordance with the written instructions of the Company, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Issuers will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on May 15, 2001 or such other time and date as Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated and the Issuers may agree upon in writing. Such time and date are herein called the "Time of Delivery."

                  (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(j) hereof, will be delivered at such time and date at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022 or such other location as the parties mutually agree (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

               5. Each of the Issuers agrees with each of the Purchasers:

               (a) To prepare the Offering Memorandum in a form approved by you; to make no amendment or any supplement to the Offering Memorandum which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

               (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Issuers shall not be required to qualify as a foreign corporation or limited liability company, as the case may be, or to file a general consent to service of process in any jurisdiction;

               (c) To furnish the Purchasers with copies of the Offering Memorandum and each amendment or supplement thereto signed by an authorized officer of each of the Issuers with the independent accountants' reports in the Offering Memorandum, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Memorandum, any event shall have occurred as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Memorandum, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such compliance;

               (d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Issuers that are substantially similar to the Securities;

               (e) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
         Section 8 of the Investment Company Act;

               (f) At any time when any Issuer is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at the Issuers' expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

               (g) To use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the NASD;

               (h) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, members' or stockholders' equity and cash flows of the Issuers and their consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), to make available to holders of the Securities consolidated summary financial information of the Issuers and their subsidiaries for such quarter in reasonable detail;

               (i) During a period of three years from the date of the Offering Memorandum, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of ownership interests of the Issuers or Charter Communications, Inc., and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Issuers or Charter Communications, Inc. is listed;

               (j) During the period of two years after the Time of Delivery, the Issuers will not, and will not permit any of their "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them; and

               (k) To use the net proceeds received from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Memorandum under the caption "Use of Proceeds."

               6. Each of the Issuers covenants and agrees with the several Purchasers that the Issuers will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers' counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indentures, the Registration Rights Agreements, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indentures and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

               7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers herein are, at and as of the Time of Delivery, true and correct, the condition that the Issuers shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) Debevoise & Plimpton, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters covered in paragraphs (i), (iv), (v), (vi),
         (vii), (viii), (xii) (as to the Securities) and (xiii) and the last paragraph of subsection (b) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (b) Paul, Hastings, Janofsky & Walker LLP, counsel for the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                     (i) The Company has been duly formed and is validly
               existing as a limited liability company in good standing under the laws of the State of Delaware, and Charter Capital has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; each of the Issuers has power and authority (corporate or other) to own or lease its properties and conduct its business as described in the Offering Memorandum and to execute, deliver and perform its obligations under this Agreement;

                     (ii) All of the issued shares of capital stock of Charter
               Capital have been duly and validly authorized and issued and, assuming receipt of requisite consideration therefor, are fully paid and non-assessable;

                     (iii) To the best of such counsel's knowledge and other
               than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Issuers or any of their subsidiaries is a party or of which any property of the Issuers or any of their subsidiaries is the subject which are likely to have, individually or in the aggregate, a Material Adverse Effect; and, to the best of such counsel's knowledge and other than as set forth in the Offering Memorandum, no such proceedings are overtly threatened by governmental authorities or by others;

                     (iv) This Agreement has been duly authorized, executed and delivered by each of the Issuers;

                     (v) The Securities have been duly authorized by the
               Issuers, and, when executed and authenticated in accordance with the provisions of the Indentures and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, will be valid and legally binding obligations of the Issuers, entitled to the benefits provided by the Indentures and enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally and to general equity principles;

                     (vi) The Indentures have been duly authorized, executed and delivered by the Issuers and (assuming the due execution and delivery thereof by the Trustee) constitute valid and legally binding instruments, enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                     (vii) The Registration Rights Agreements have been duly
               authorized, executed and delivered by the Issuers and (assuming the due execution and delivery thereof by the Purchasers) constitute valid and legally binding instruments, enforceable against the Issuers in accordance with their terms, except that
               (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization and other laws of general applicability relating to creditors' rights and (ii) general principles of equity, and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations;

                     (viii) The Exchange Notes have been duly authorized by the
               Issuers and, when executed, authenticated, issued and delivered in accordance with the Indentures and the Registration Rights Agreements (assuming the due authorization, execution and delivery of the Indentures and the authentication of the Exchange Notes by the Trustee), will constitute valid and legally binding obligations, entitled to the benefits provided by the Indentures under which they are to be issued, and enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                     (ix) The Securities, the Exchange Notes, the Indentures and
               the Registration Rights Agreements conform in all material respects to the descriptions thereof in the Offering Memorandum;

                     (x) The issue and sale of the Securities and the compliance by the Issuers with all of the provisions of the Securities, the Indentures, the Registration Rights Agreements and this Agreement and the consummation of the transactions herein and therein contemplated will not, to the best of such counsel's knowledge, result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instruments specifically identified to such counsel by the Issuers as material to the Issuers on a schedule, nor will any such action result in any violation of the provisions of the certificate of incorporation or by-laws, or certificate of formation or limited liability company agreement, as the case may be, of the Issuers or any Federal or New York State statute or any order, rule or regulation of any Federal or New York State court or governmental agency or body having jurisdiction over the Issuers, the subsidiaries of the Issuers or any of their properties;

                     (xi) No consent, approval, authorization, order,
               registration or qualification of or with any such court or governmental agency or body referred to in paragraph (x) is required for the issue and sale of the Securities or the consummation by the Issuers of the transactions contemplated by this Agreement, the Indentures or the Registration Rights Agreements, except such consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers and except such as will be made in the case of the Registration Rights Agreements or as may be required by the NASD;

                     (xii) The statements set forth in the Offering Memorandum
               under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Description of Certain Indebtedness" and "United States Federal Income Tax Considerations," insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize the provisions of any such laws and documents in all material respects;

                     (xiii) Assuming the accuracy of the representations and
               warranties of the Issuers contained in Sections 1(w) and (x) of this Agreement and the representations and warranties of the Purchasers contained in Section 3 of this Agreement, no registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement; and

                     (xiv) Neither of the Issuers is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

               Such counsel shall also state as follows: We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Offering Memorandum, except as described in specified paragraphs of the opinion. However, in connection with the preparation by the Company of the Offering Memorandum, we participated in various discussions and meetings with the Purchasers' representatives, officers and other representatives of the Company, and representatives of the Company's independent public accountants at which the contents of the Offering Memorandum were discussed. No information has come to our attention which causes us to conclude (relying as to materiality to a large extent upon opinions of officers and other representatives of the Issuers) that the Offering Memorandum contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, that we express no view as to financial statements and notes thereto and other financial information included therein).

               (c) Cole, Raywid & Braverman, L.L.P., special regulatory counsel to the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

                     (i) The issue and sale of the Securities and the compliance by the Issuers with all of the provisions of the Securities, the Indentures, the Registration Rights Agreements and this Agreement and the consummation of the transactions herein and therein contemplated do not and will not contravene the Cable Acts or any order, rule or regulation of the FCC to which the Issuers or any of their subsidiaries or any of their property is subject;

                     (ii) To the best of such counsel's knowledge, no consent,
               approval, authorization or order of, or registration, qualification or filing with the FCC is required under the Cable Acts or any order, rule or regulation of the FCC in connection with the issue and sale of the Securities and the compliance by the Issuers with all of the provisions of the Securities, the Indentures, the Registration Rights Agreements and this Agreement and the consummation of the transactions herein and therein contemplated;

                     (iii) The statements set forth in the Offering Memorandum
               under the captions "Risk Factors" under the subheading "Regulatory and Legislative Matters" and in "Regulation and Legislation," insofar as they constitute summaries of laws referred to therein, concerning the Cable Acts and the published rules, regulations and policies promulgated by the FCC thereunder, fairly summarize the matters described therein;

                     (iv) To the knowledge of such counsel based solely upon its review of publicly available records of the FCC and operational information provided by the Company's and its subsidiaries' management, the Company and its subsidiaries hold all FCC licenses for cable antenna relay services necessary to conduct the business of the Company and its subsidiaries as currently conducted, except to the extent the failure to hold such FCC licenses would not, individually and in the aggregate, be reasonably expected to have a Material Adverse Effect; and

                     (v) Except as disclosed in the Offering Memorandum and
               except with respect to rate regulation matters, and general rulemakings and similar matters relating generally to the cable television industry, to such counsel's knowledge, based solely upon its review of the publicly available records of the FCC and upon inquiry of the Company's and its subsidiaries' management, during the time the cable systems of the Company and its subsidiaries have been owned by the Company and its subsidiaries
               (A) there has been no adverse FCC judgment, order - or decree issued by the FCC relating to the ongoing operations of any of the Company or one of its subsidiaries that has had or could reasonably be expected to have a Material Adverse Effect; and (B) there are no actions, - suits, proceedings, inquiries or investigations by or before the FCC pending or threatened in writing against or specifically affecting the Company or any of its subsidiaries or any cable system of the Company or any of its subsidiaries which could, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect;

               (d) Curtis Shaw, Esq., General Counsel of the Company, shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                     (i) Each subsidiary of the Company listed on a schedule
               attached to such counsel's opinion (the "Charter Subsidiaries") has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation; and all of the issued shares of capital stock or limited liability company interests, as the case may be, of each Charter Subsidiary have been duly and validly authorized and issued and, assuming receipt of requisite consideration therefor, are fully paid and non-assessable;

                     (ii) Each of the Issuers and the Charter Subsidiaries has
               been duly qualified as a foreign corporation or limited liability company, as the case may be, for the transaction of business and is in good standing under the laws of each jurisdiction set forth in a schedule to such counsel's opinion;

                     (iii) To the best of such counsel's knowledge and other
               than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Issuers or any of their subsidiaries is party or of which any property of the Issuers or any of their subsidiaries is the subject which are likely to have, individually or in the aggregate, a Material Adverse Effect; and, to the best of such counsel's knowledge and other than as set forth in the Offering Memorandum, no such proceedings are overtly threatened by governmental authorities or by others; and

               (e) On the date of the Offering Memorandum prior to the execution of this Agreement and also at the Time of Delivery, each of Arthur Andersen LLP and KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

               (f) (i) None of the Issuers or any of their subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum, and (ii) since the respective dates as of which information is given in the Offering Memorandum there shall not have been any change in the capital stock, limited liability company interests or long-term debt of the Issuers or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' or members' equity, or results of operations of the Issuers and their subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Memorandum;

               (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the debt securities of either of the Issuers by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of either of the Issuers;

               (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq National Market; (ii) a suspension or material limitation in trading in Charter Communications, Inc.'s Class A common stock on the Nasdaq National Market, (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or
         (iv) the outbreak or escalation of hostilities or the declaration of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Memorandum;

               (i) The Securities have been designated for trading on PORTAL;

               (j) The Issuers shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of each Issuer satisfactory to you as to the accuracy of the representations and warranties of the Issuers herein at and as of such Time of Delivery, as to the performance by the Issuers of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (f) and (g) of this Section and as to such other matters as you may reasonably request.

               8. (a) The Issuers, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information relating to the Purchasers furnished to the Issuers by any Purchaser through Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated expressly for use therein.

                  (b) The Purchasers, severally and not jointly, will indemnify and hold harmless the Issuers against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum or any such amendment or supplement in reliance upon and in conformity with written information relating to the Purchasers furnished to the Issuers by such Purchaser through Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated expressly for use therein; and will reimburse the Issuers for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. The Issuers shall not be required to indemnify the Purchasers for any amounts paid or payable by the Purchasers in the settlement of any action, proceeding or investigation without the written consent of the Company, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Issuers under this Section 8 shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuers and to each person, if any, who controls the Issuers within the meaning of the Act.

               9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Issuers that you have so arranged for the purchase of such Securities, or the Issuers notify you that they have so arranged for the purchase of such Securities, you or the Issuers shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments to the Offering Memorandum which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Issuers, except for the expenses to be borne by the Issuers and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

               10. The respective indemnities, agreements, representations, warranties and other statements of the Issuers and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Issuers, or any officer or director or controlling person of the Issuers, and shall survive delivery of and payment for the Securities.

               11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Issuers shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason other than a termination pursuant to Section 7(h), the Securities are not delivered by or on behalf of the Issuers as provided herein, the Issuers will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Issuers shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

               12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated on behalf of you as Purchasers.

               All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as Purchasers in care of Goldman, Sachs & Co., 32 Old Slip, 9th Floor, New York, New York 10005, Attention: Registration Department and Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: High Yield Capital Markets Department; and if to the Issuers shall be delivered or sent by mail, telex or facsimile transmission to the address of the Issuers set forth in the Offering Memorandum, Attention:
Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Issuers by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

               13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Issuers, and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Issuers and the Purchasers and each person who controls the Issuers or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

               14. Time shall be of the essence of this Agreement.

               15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

               If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Issuers. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuers for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                         Very truly yours,

                         Charter Communications Holdings, LLC

                         By: /s/ KENT D. KALKWARF
                             ---------------------------------
                             Name:  Kent D. Kalkwarf
                             Title: Executive Vice President and
                                    Chief Financial Officer

                         Charter Communications Holdings Capital Corporation

                         By: /s/ KENT D. KALKWARF
                             ---------------------------------
                             Name:  Kent D. Kalkwarf
                             Title: Executive Vice President and
                                    Chief Financial Officer
Accepted as of the date hereof

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
JP Morgan, a Division of Chase Securities Inc.
Credit Lyonnais Securities (USA) Inc.
Fleet Securities, Inc.
BMO Nesbitt Burns Corp.
Dresdner Kleinwort Wasserstein Securities LLC

Acting severally on behalf of themselves and the several Purchasers named in Schedule I hereto.


By:  Goldman, Sachs & Co.



By: /s/ GOLDMAN, SACHS & CO.
    --------------------------
    Name:
    Title:




By:  Morgan Stanley & Co. Incorporated



/s/ DANIEL H. KLAUSNER
--------------------------------
    Name: Daniel H. Klausner
    Title: Principal


                                   SCHEDULE I

                                                              Principal Amount of
                                                            Eight-Year Senior Notes
Purchaser                                                       to be Purchased
---------                                                       ---------------
Goldman, Sachs & Co. ...................................         $  122,500,000
Morgan Stanley & Co. Incorporated.......................            122,500,000
Banc of America Securities LLC..........................             17,500,000
Bear, Stearns & Co. Inc.................................             17,500,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated......             17,500,000
Salomon Smith Barney Inc................................             17,500,000
JP Morgan, a Division of Chase Securities Inc...........             14,000,000
Credit Lyonnais Securities (USA) Inc....................              7,000,000
Fleet Securities, Inc...................................              7,000,000
BMO Nesbitt Burns Corp..................................              3,500,000
Dresdner Kleinwort Wasserstein Securities LLC...........              3,500,000
                                                                    -----------
        Total...........................................         $  350,000,000
                                                                 ==============

                                                              Principal Amount of
                                                             Ten-Year Senior Notes
Purchaser                                                       to be Purchased
---------                                                       ---------------
Goldman, Sachs & Co.....................................         $  201,250,000
Morgan Stanley & Co. Incorporated.......................            201,250,000
Banc of America Securities LLC..........................             28,750,000
Bear, Stearns & Co. Inc.................................             28,750,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated......             28,750,000
Salomon Smith Barney Inc................................             28,750,000
JP Morgan, a Division of Chase Securities Inc...........             23,000,000
Credit Lyonnais Securities (USA) Inc....................             11,500,000
Fleet Securities, Inc...................................             11,500,000
BMO Nesbitt Burns Corp..................................              5,750,000
Dresdner Kleinwort Wasserstein Securities LLC...........              5,750,000
                                                                    -----------
        Total...........................................         $  575,000,000
                                                                 ==============



                                       29



                                                              Principal Amount at
                                                              Maturity of Senior
                                                                Discount Notes
Purchaser                                                       to be Purchased
---------                                                       ---------------
Goldman, Sachs & Co.....................................         $    356,300,000
Morgan Stanley & Co. Incorporated.......................              356,300,000
Banc of America Securities LLC..........................               50,900,000
Bear, Stearns & Co. Inc.................................               50,900,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated......               50,900,000
Salomon Smith Barney Inc................................               50,900,000
JP Morgan, a Division of Chase Securities Inc...........               40,720,000
Credit Lyonnais Securities (USA) Inc....................               20,360,000
Fleet Securities, Inc...................................               20,360,000
BMO Nesbitt Burns Corp..................................               10,180,000
Dresdner Kleinwort Wasserstein Securities LLC...........               10,180,000
                                                                      -----------
        Total...........................................         $  1,018,000,000
                                                                 ================

                                                                         ANNEX I

        (1) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A or pursuant to Paragraph 2 of this Annex I under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

     "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

               Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Issuers.

        (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

        (3) Each Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied, and will comply, with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of the United Kingdom or is a person to whom the document may otherwise lawfully be issued or passed on.

        (4) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with the express written consent of each of Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated and then only at such Purchaser's own risk and expense.


                                       B-2